UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2012

THE KEYW HOLDING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-34891 (Commission File Number)	27-1594952 (IRS Employer Identification No.)

7740 Milestone Parkway, Suite 400 Hanover, Maryland 21076 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (443) 733-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The KEYW Holding Corporation (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K that was initially filed with the Securities and Exchange Commission on October 3, 2012, to file the financial statements and pro forma information required by Item 9.01 of Form 8-K with respect to the Company’s acquisition of Poole & Associates, Inc. (“Poole”) on October 1, 2012.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The following financial statements of Poole are being filed with this report as Exhibit 99.1:

•	Audited Balance Sheets as of March 31, 2012 and 2011
•	Audited Statements of Income for the years ended March 31, 2012 and 2011
•	Audited Statements of Stockholders’ Equity for the years ended March 31, 2012 and 2011
•	Audited Statements of Cash Flows for the years ended March 31, 2012 and 2011
•	Unaudited Balance Sheet as of June 30, 2012
•	Unaudited Statements of Income for the three months ended June 30, 2012 and 2011
•	Unaudited Statements of Stockholders’ Equity for the three months ended June 30, 2012 and 2011
•	Unaudited Statements of Cash Flows for the three months ended June 30, 2012 and 2011

(b) Pro forma financial information.

The following pro forma financial information is being filed with this report as Exhibit 99.3:

•	Unaudited Pro Forma Statement of Operations Data for the year ended December 31, 2011
•	Unaudited Pro Forma Statement of Operations Data for the six months ended June 30, 2012
•	Unaudited Pro Forma Balance Sheet Data as of June 30, 2012

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP. (X)

99.1	Financial Statements of Poole & Associates, Inc. (1)

99.2	Pro Forma Financial Information. (1)

__________________________

(1)	Filed with the Company’s Current Report on Form 8-K/A filed with the Securities & Exchange Commission on September 18, 2012.

(X)	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2012	THE KEYW HOLDING CORPORATION

	By:	/s/ John E. Krobath
Name: John E. Krobath
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP.